UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2026

TREASURE GLOBAL INC

(Exact name of registrant as specified in its charter)

Delaware	001-41476	36-4965082
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

276 5th Avenue, Suite 704 #739 New York, New York	10001
(Address of registrant’s principal executive office)	(Zip code)

+6012 643 7688

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TGL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K (the “Original Form 8-K”) filed by Treasure Global Inc., a Delaware corporation, with the Securities and Exchange Commission (the “Commission”) on February 3, 2026. This Amendment is being filed as an exhibit-only filing to file the legal opinion of Sichenzia Ross Ference Carmel LLP (the “Legal Opinion”) as Exhibit 5.1 and the consent contained therein as Exhibit 23.1. Accordingly, this Amendment consists only of the facing page, this explanatory note, Item 9 of the Current Report on Form 8-K, the signature page to the Current Report on Form 8-K and the Legal Opinion (filed herewith as Exhibit 5.1 and the consent contained in the Legal Opinion filed Exhibit 23.1). This Amendment does not modify any of the content of Item 1.01 of the Original Form 8-K which is hereby omitted.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of Sichenzia Ross Ference Carmel LLP
10.1	At The Market Issuance Offering Agreement by and between Treasure Global Inc. and Kingswood Capital Partners, LLC*
10.2	Supplemental Agreement to Management Consultancy Agreement by and between Treasure Global Inc. and Astute All Advisory dated January 30, 2026*
23.1	Consent of Sichenzia Ross Ference Carmel LLP (included in Opinion of Sichenzia Ross Ference Carmel LLP filed as Exhibit 5.1)
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

*	Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2026	TREASURE GLOBAL INC.

	By:	/s/ Carlson Thow
	Name:	Carlson Thow
	Title:	Chief Executive Officer

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